UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): October 14, 2015

Citius Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-170781	27-3425913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Great Road Maynard, MA 01754	01754
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 938-0338

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 5.02 is incorporated by reference into this Item 3.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 8, 2015, the board of directors (the “Board”) of Citius Pharmaceuticals, Inc. (the “Company”) appointed Mr. Suren Dutia as a member of the Board. The Board approved the issuance of options to purchase 400,000 shares of the Company’s common stock (the “Shares”) with an exercise price of $0.54 per share (the “Option”), in consideration for serving as a member of the Board. The Option shall vest as follows: the option to purchase 40,000 Shares vested on October 1, 2015, and the balance of the Option, or the option to purchase 360,000 Shares shall vest in twelve (12) equal installments commencing on December 31, 2015. The Option was issued pursuant to the Company’s 2014 Stock Incentive Plan.

There is no family relationship between Mr. Dutia and any of our other officers and directors. Except for the issuance of the Option, there are no understandings or arrangements between Mr. Dutia and any other person pursuant to which Mr. Dutia was appointed as director. Set forth below is the biographical information on Mr. Dutia, as required by Item 401 of Regulation S-K.

Suren Dutia

Suren Dutia has served as Senior Fellow of the Ewing Mario Kauffman Foundation since March 2011 and as Senior Fellow of Skandalaris Center for Entrepreneurial Studies at Washington University, St. Louis since 2013. He has served as a member of the Advisory Board of Center for Digital Transformation, University of California, Irvine since May 2012 and as chairman of the board of directors of AccelPath, LLC since October 2009. From February 2006 to May 2010 Mr. Dutia served as the Chief Executive Officer of TiE Global, a non-profit organization involved in globally fostering entrepreneurship. From February 2011 to May 2013, Mr. Dutia served as a director of LifeProof Cases and from July 2000 to December 2011, he served as a director of Anvita Health. From 1989 to 1998 Mr. Dutia served as the Chief Executive Officer and chairman of the board of directors of Xscribe Corporation. Prior to his positions with Xscibe Corporation, Mr. Dutia held several positions with Dynatech Corporation, and in addition, he was the president of a medical instruments company. Previously, Mr. Dutia worked for the U.S. Department of Education. Mr. Dutia received his B.S. and M.S. degrees in chemical engineering and B.A. in political science from Washington University, St. Louis. In addition, he obtained an M.B.A. from University of Dallas.

ITEM 8.01 OTHER EVENTS

On October 8, 2015, the Company issued a press release regarding Suren Dutia’s appointment as a member of the Board of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated October 8, 2015.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: October 14, 2015	By:	/s/ Leonard Mazur
Leonard Mazur
President and Chief Executive Officer